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                                                                     Exhibit 4.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

         This SECOND AMENDMENT TO CREDIT AGREEMENT dated as of March 31, 1997 is among Developers Diversified Realty Corporation, a corporation organized under the laws of the State of Ohio (the "Borrower"), The First National Bank of Chicago, a national banking association, and The First National Bank of Boston, a national banking association (collectively, the "Arrangers"), the several banks, financial institutions and other entities from time to time parties to this Agreement (collectively, with the Arrangers, the "Lenders"), and The First National Bank of Chicago, not individually, but as "Administrative Agent".

                                 R E C I T A L S

         A. Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of May 1, 1995, as amended by First Amendment to Credit Agreement dated as of June 18, 1996 (the "Credit Agreement").

         B. Borrower has requested that the Lenders agree to extend the term of the Credit Agreement for one additional year, amend the interest rates thereunder and make certain other modifications to the Credit Agreement and the Lenders are willing to agree to such modifications on the terms and conditions described herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties agree as follows:

         1. Article I of the Credit Agreement entitled "Definitions" is hereby amended by amending and restating the following definitions as follows:

         "Consolidated Capitalization Value" means, as of any date, an amount equal to the sum of (i) Consolidated Cash Flow for the most recent period of two consecutive fiscal quarters for which the Borrower has reported results under
SECTION 6.1 (excluding any portion of Consolidated Cash Flow attributable to Assets Under Development and Projects acquired by the Borrower or its Subsidiaries during such period) MULTIPLIED BY 2, and DIVIDED BY 0.095 PLUS (ii) with respect to each Project so acquired by the Borrower or its Subsidiaries during such period, the Borrower's estimated annual Net Operating Income for such Project based on leases in existence at the date of such acquisition DIVIDED BY 0.095.

         "Facility Termination Date" means April 30, 2000.

         "Interest Period" means an Absolute Interest Period, a CD Interest Period or a LIBOR Interest Period.

         "LIBOR Advance" means an Advance that bears interest at the LIBOR Rate, whether a ratable Advance based on the LIBOR Applicable Margin or a Competitive Bid Loan based on a Competitive LIBOR Margin.

         "LIBOR Rate" means, with respect to a LIBOR Advance for the relevant LIBOR Interest Period, the sum of (i) the quotient of (a) the Base LIBOR Rate applicable to such


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LIBOR Interest Period, divided by (b) one minus the Reserve Requirement
(expressed as a decimal) applicable to such LIBOR Interest Period, plus (ii) in the case of ratable LIBOR Advances, the LIBOR Applicable Margin in effect from time to time during such LIBOR Interest Period, or in the case of LIBOR Advances made as Competitive Bid Loans, the Competitive LIBOR Margin established in the Competitive Bid Quote applicable to such Competitive Bid Loan. The LIBOR Rate shall be rounded to the next higher 1/100 of 1% if the rate is not a multiple of 1/16 of 1% or 1/100 of 1%.

         2. Article I of the Credit agreement entitled "Definitions" is hereby further amended by adding the following new definitions:

         "Absolute Interest Period" means, with respect to a Competitive Bid Loan made at an Absolute Rate, a period of up to 180 days as requested by Borrower in a Competitive Bid Quote Request and confirmed by a Lender in a Competitive Bid Quote but in no event extending beyond the Facility Termination Date. If an Absolute Interest Period would end on a day which is not a Business Day, such Absolute Interest Period shall end on the next succeeding Business Day.

         "Absolute Rate" means a fixed rate of interest (rounded to the nearest 1/100 of 1%) for an Absolute Interest Period with respect to a Competitive Bid Loan offered by a Lender and accepted by the Borrower at such rate.

         "Competitive Bid Borrowing Notice" is defined in SECTION 2.23(e).

         "Competitive Bid Lender" means a Lender which has a Competitive Bid Loan outstanding.

         "Competitive Bid Loan" is a Loan made pursuant to SECTION 2.22 hereof.

         "Competitive Bid Note" means the promissory note payable to the order of each Lender in the form attached hereto as EXHIBIT H to be used to evidence any Competitive Bid Loans which such Lender elects to make (collectively, the "Competitive Bid Notes").

         "Competitive Bid Quote" means a response submitted by a Lender to the Administrative Agent or the Borrower, as the case may be with respect to an Invitation for Competitive Bid Quotes in the form attached as EXHIBIT I-3 or J-2.

         "Competitive Bid Quote Request" means a written request from Borrower to Administrative Agent in the form attached as EXHIBIT I-1.

         "Competitive LIBOR Margin" means, with respect to any Competitive Bid Loan for a LIBOR Interest Period, the percentage established in the applicable Competitive Bid Quote which is to be used to determine the interest rate applicable to such Competitive Bid Loan.

         "Funded Percentage" means, with respect to any Lender at any time, a percentage equal to a fraction the numerator of which is the amount actually disbursed and outstanding to

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Borrower by such Lender at such time (including Swingline Loans and Bid Loans), and the denominator of which is the total amount disbursed and outstanding to Borrower by all of the Lenders at such time (including Swingline Loans and Bid Loans).

         "Invitation for Competitive Bid Quotes" means a written notice to the Lenders from the Administrative Agent in the form attached as EXHIBIT I-2 for Competitive Bid Loans made pursuant to SECTION 2.23, and a written notice to the Lenders from the Borrower in the form of EXHIBIT J-1 for Competitive Bid Loans made pursuant to SECTION 2.24.

         "Maximum Legal Rate" means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or in the Note or other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

         "Percentage" means for each Lender the ratio that such Lender's Commitment bears to the Aggregate Commitment, expressed as a percentage.

         "Swingline Advances" means, as of any date, collectively, all Swingline Loans then outstanding under this Facility.

         "Swingline Lender" shall mean Administrative Agent, in its capacity as a Lender.

         "Swingline Loans" means loans of up to $10,000,000 made by the Swingline Lender in accordance with SECTION 2.21 hereof.

         3. Section 2.1 of the Credit Agreement is hereby amended by restating the first grammatical paragraph as follows:

                           Subject to the terms and conditions of this
                  Agreement, Lenders severally agree to make Advances through the Administrative Agent to Borrower from time to time prior to the Facility Termination Date, PROVIDED THAT the making of any such Advance will not cause the outstanding principal balance of all Loans (including all Advances, Swingline Loans and Competitive Bid Loans) to exceed the then-current Aggregate Commitment. The Advances may be ratable Floating Rate Advances, ratable Fixed Rate Advances, non-pro rata Swingline Loans or non-pro rata Competitive Bid Loans. Except for Swingline Loans and Competitive Bid Loans, each Lender shall fund its Percentage of each such Advance and no Lender will be required to fund any amounts which when aggregated with such Lender's Percentage of (i) all other Advances (other than Competitive Bid Loans) then outstanding and (ii) all Swingline Advances would exceed such Lender's then-current Commitment. This facility ("FACILITY") is a revolving credit facility and, subject to the provisions of this Agreement, Borrower may request

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                  Advances hereunder, repay such Advances and reborrow Advances at any time prior to the Facility Termination Date.

         4. Section 2.3 of the Credit Agreement is amended and restated as follows:

                           Each Advance hereunder shall consist of Loans made
                  from the several Lenders ratably in proportion to their respective Percentages, except for Swingline Loans which shall be made by the Swingline Lender in accordance with SECTION
                  2.21 and Competitive Bid Loans which may be made on a non-pro rata basis by one or more of the Lenders in accordance with SECTIONS 2.23 and 2.24.

         5. Section 2.4 of the Credit Agreement is hereby amended by deleting the first sentence and the table contained therein and replacing it with the following:

                           Each of the ABR Applicable Margin, the CD Applicable
                  Margin and the LIBOR Applicable Margin to be used in calculating the interest rate applicable to different Types of Advances shall vary from time to time in accordance with the higher of Borrower's then applicable (x) Moody's debt rating and (y) S&P's debt rating, as the case may be, and the Applicable Margin shall be adjusted effective on the next Business Day following any change in Borrower's Moody's debt rating and/or S&P's debt rating, as the case may be. The applicable debt ratings and the Applicable Margins are set forth in the following table:

                                                                LIBOR/CD             ABR
                                                               APPLICABLE         APPLICABLE
           S&P RATING                 MOODY'S RATING             MARGIN             MARGIN
          -------------               --------------           ----------         ----------
           A- or higher                 A3 or higher              0.90%              0.00%
               BBB+                         Baa1                  1.00%              0.00%
                BBB                         Baa2                  1.10%              0.00%
               BBB-                         Baa3                  1.25%              0.25%
          Less than BBB-               Less than Baa3             1.45%              0.45%


         6. Section 2.5 of the Credit Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

                           "The Borrower agrees to Pay to the Administrative
                  Agent for the account of each Lender a commitment fee (the "COMMITMENT FEE") calculated at the rate of 0.20% per annum on the daily unborrowed portion of such Lender's Commitment (which is equal to the daily difference between such Lender's then outstanding Commitment and the then outstanding Loans owed to such Lender) from the effective date of

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                  the Second Amendment to this Agreement to and including the
                  Facility Termination Date, payable quarterly in arrears on the last day of each calendar quarter hereafter beginning June 30, 1997 and on the Facility Termination Date. Amounts owed to a Lender in connection with Competitive Bid Loans shall not constitute outstanding Loans owed to such Lender for purposes of calculating the Commitment Fee.

         7. Section 2.6 of the Credit Agreement is hereby amended by adding the following sentence:

                           The Borrower shall also pay the fee due to the
                  Administrative Agent in connection with certain Competitive Bid Loans as provided in SECTION 2.23 hereof.

         8. Section 2.8 of the Credit Agreement is hereby amended by adding the following sentence:

                  Notwithstanding the foregoing, in no event shall Borrower have the right to prepay a Competitive Bid Loan without the consent of the applicable Competitive Bid Lender.

         9. Section 2.9 of the Credit Agreement is hereby restated as follows:

                           "The Borrower shall select the Type of Advance and,
                  in the case of each Fixed Rate Advance, the Interest Period applicable to each Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") (i) not later am 9:00 a.m. Chicago time on the Borrowing Date of each Floating Rate Advance, (ii) not later than 10:00 a.m. Chicago time, at least one (1) Business Day before the Borrowing Date for each Fixed CD Rate Advance,
                  (iii) not later than 10:00 a.m. Chicago time, at least three
                  (3) Business Days before the Borrowing Date for each LIBOR Advance, and (iv) not later than 2:00 p.m. Chicago time on the Borrowing Date for each Swingline Loan, specifying:

                           (a) the Borrowing Date, which shall be a Business Day, of such Advance,

                           (b) the aggregate amount of such Advance,

                           (c) the Type of Advance selected (which must be a Floating Rate Advance in the case of the Swingline Loans), and

                           (d) in the case of each Fixed Rate Advance, the Interest Period applicable thereto.

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                           The Administrative Agent shall advise the Lenders of
                  the contents of any Borrowing Notice requesting a LIBOR Advance at least two Business Days prior to the applicable Borrowing Date and shall provide a copy of each Borrowing Notice to the Lenders on or promptly after the Borrowing Date. Each Lender shall make available its Loan or Loans, in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to ARTICLE XIII on each Borrowing Date not later than (i) 10:00 a.m. (Chicago time), in the case of Floating Rate Advances which have been requested by a Borrowing Notice given to the Administrative Agent not later than 3:00 p.m. (Chicago time) on the Business Day immediately preceding such Borrowing Date, or (ii) noon (Chicago time) in the case of all other Advances (other than Swingline Loans), and 4:00 p.m. (Chicago time) for all Swingline Loans. The Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

                           No Interest Period may end after the Facility
                  Termination Date and, unless the Lenders otherwise agree in writing, in no event may there be more than five (5) different Interest Periods for LIBOR Advances outstanding at any one time.

         10. Article II of the Credit Agreement is amended by adding the following new Sections:

                           2.21 SWINGLINE LOANS. In addition to the other
                  options available to Borrower hereunder, up to $10,000,000 of the Swingline Lender's Commitment, shall be available for Swingline Loans subject to the following. terms and conditions. Swingline Loans shall be made available for same day borrowings provided that notice is given in accordance with SECTION 2.9 hereof. All Swingline Loans shall bear interest at the Floating Rate and shall be deemed to be Floating Rate Advances. In no event shall the Swingline Lender be required to fund a Swingline Loan if it would increase the total aggregate outstanding Loans (including Swingline Loans but not including Competitive Bid Loans) by Swingline Lender hereunder to an amount in excess of its Commitment. Upon request of the Swingline Lender made to all the Lenders, each Lender irrevocably agrees to purchase its Percentage of any Swingline Loan made by the Swingline Lender regardless of whether the conditions for disbursement are satisfied at the time of such purchase, including the existence of an Event of Default hereunder provided no Lender shall be required to have total outstanding Loans (other than Competitive Bid Loans) in an amount greater than its Commitment. Such purchase shall take place on the date of the request by Swingline Lender so long as such request is made by noon (Chicago time), otherwise on the Business Day following such request. All

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                  requests for purchase shall be in writing. From and after the date it is so purchased, each such Swingline Loan shall, to the extent purchased, (i) be treated as a Loan made by the purchasing Lenders and not by the selling Lender for all purposes under this Agreement and the payment of the purchase price by a Lender shall be deemed to be the making of a Loan by such Lender and shall constitute outstanding principal under such Lender's Note, and (ii) shall no longer be considered a Swingline Loan except that all interest accruing on or attributable to such Swingline Loan for the period prior to the date of such purchase shall be paid. when due by the Borrower to the Administrative Agent for the benefit of the Swingline Lender and all such amounts accruing on or attributable to such Loans for the period from and after the date of such purchase shall be paid when due by the Borrower to the Administrative Agent for the benefit of the purchasing Lenders. If prior to purchasing its Percentage of a Swingline Loan one of the events described in SECTION 7.7 OR 7.8 shall have occurred and such event prevents the consummation of the purchase contemplated by preceding provisions, each Lender will purchase an undivided participating interest in the outstanding Swingline Loan in an amount equal to its Percentage of such Swingline Loan. From and after the date of each Lender's purchase of its participating interest in a Swingline Loan, if the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment was received by the Swingline Lender and is required to be returned to the Borrower, each Lender will return to the Swingline Lender any portion thereof previously distributed by the Swingline Lender to it. If any Lender fails to so purchase its Percentage of any Swingline Loan, such Lender shall be deemed to be a Defaulting Lender hereunder. No Swingline Loan shall be outstanding for more than five (5) days at a time and Swingline Loans shall not be outstanding for more than a total of ten (10) days during any month.

                           2.22     Competitive Bid Loans.
                                    ---------------------

                           (a) COMPETITIVE BID OPTION. In addition to ratable
                  Advances pursuant to SECTION 2.3, but subject to the terms and conditions of this Agreement (including, without limitation the limitation set forth in SECTION 2.1 as to the maximum amount of all outstanding Advances, including Swingline Loans and Competitive Bid Loans), the Borrower may, as set forth in SECTIONS 2.23 or 2.24, request the Lenders, prior to the Facility Termination Date, to make offers to make Competitive Bid Loans to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation

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                  to, accept any such offers in the manner set forth in SECTION
                  2.23 or SECTION 2.24, as the case may be. Competitive Bid Loans shall be evidenced by the Competitive Bid Notes. Borrower shall not have the right to request a Competitive Bid Loan at any time that a Default exists. If Borrower elects to have Administrative Agent administer the Competitive Bid Loan process, the procedures set forth in SECTION 2.23 shall apply. If Borrower elects to administer the Competitive Bid Loan process itself, the procedures set forth in SECTION 2.24 shall apply.

                           (b) GENERAL TERMS. Any Competitive Bid Loan shall not
                  reduce the Commitment of the Lender making such Competitive Bid Loan, and each such Lender shall continue to be obligated to fund its full Percentage of all pro rata Advances under the Facility. In no event can the aggregate amount of all Competitive Bid Loans at any time exceed fifty percent (50%) of the then Aggregate Commitment. Notwithstanding anything to the contrary in SECTION 2.10, Competitive Bid Loans may not be continued or converted and, if not repaid at the end of the Interest Period applicable thereto, shall (subject to the conditions set forth in this Agreement) be replaced by new Competitive Bid Loans made in accordance with SECTION 2.23 or
                  SECTION 2.24 or by ratable Advances in accordance with SECTION 2.9.

                           (c) FUNDING OF COMPETITIVE BID LOANS. Each Lender
                  that is to make a Competitive Bid Loan shall, before 2:00 p.m. (Chicago time) on the date of such Competitive Bid Loan specified in the notice received from the Borrower make available the amount of such Competitive Bid Loan to the Administrative Agent. Upon fulfillment of the applicable conditions to disbursement and after receipt of such funds, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address.

                           2.23     Agent Administered Competitive Bid Loans.
                                    ----------------------------------------

                           (a) COMPETITIVE BID QUOTE REQUEST. When the Borrower
                  wishes to request offers to make Competitive Bid Loans under this SECTION 2.23, it shall transmit to the Administrative Agent by telecopy a Competitive Bid Quote Request substantially in the form of EXHIBIT I-1 hereto so as to be received no later than (i) 10:00 a.m. (Chicago time) at least five Business Days prior to the Borrowing Date proposed therein, in the case of a request for a Competitive LIBOR Margin or (ii) 9:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of a request for an Absolute Rate specifying:

                                    (i) the proposed Borrowing Date for the
                           proposed Competitive Bid Loan,

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                                    (ii) the requested aggregate principal
                           amount of such Competitive Bid Loan which shall be at least $5,000,000 and in an integral multiple of $1,000,000,

                                    (iii) whether the Competitive Bid Quotes
                           requested are to set forth a Competitive LIBOR Margin or an Absolute Rate, or both, and

                                    (iv) the LIBOR Interest Period, if a
                           Competitive LIBOR Margin is requested, or the Absolute Interest Period, if an Absolute Rate is requested.

                  The Borrower may request offers to make Competitive Bid Loans for more than one (but not more than five) Interest Periods in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within five Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Competitive Bid Quote Request or Invitation for Competitive Bid Quotes. A Competitive Bid Quote Request that does not conform substantially to the form of EXHIBIT I-1 hereto shall be rejected, and the Administrative Agent shall promptly notify the Borrower of such rejection by telecopy.

                           (b) INVITATION FOR COMPETITIVE BID QUOTES. Promptly
                  and in any event before the close of business on the same Business Day of receipt of a Competitive Bid Quote Request that is not rejected pursuant to SECTION 2.23(a), the Administrative Agent shall send to each of the Lenders by telecopy an Invitation for Competitive Bid Quotes substantially in the form of EXHIBIT I-2 hereto, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this SECTION 2.23.

                           (c) Submission of Contents of Competitive Bid Quotes.
                               -------------------------------------------------

                                    (i) Each Lender may, in its sole discretion,
                           submit a Competitive bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this SECTION 2.23(c) and must be submitted to the Administrative Agent by telex or telecopy at its

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                           offices not later than (a) 2:00 p.m. (Chicago time)
                           at least four Business Days prior to the proposed Borrowing Date, in the case of a request for a Competitive LIBOR Margin or (b) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of a request for an Absolute Rate (or, in either case upon reasonable prior notice to the Lenders, such other time and rate as the Borrower and the Administrative Agent may agree); PROVIDED that Competitive Bid Quotes submitted by First Chicago may only be submitted if the Administrative Agent or First Chicago notifies the Borrower of the terms of the offer or offers contained therein no later than 30 minutes prior to the latest time at which the relevant Competitive Bid Quotes must be submitted by the other Lenders. Subject to the Borrower's compliance with all other conditions to disbursement herein, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

                                    (ii) Each Competitive Bid Quote shall be in
                           substantially the form of EXHIBIT I-3 hereto and shall in any case specify:

                                            (a) the proposed Borrowing Date,
                                    which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes,

                                            (b) the principal amount of the
                                    Competitive Bid Loan for which each such offer is being made, which principal amount
                                    (1) may be greater than, less than or equal to the Commitment of the quoting Lender, (2) must be at least $5,000,000 and an integral multiple of $1,000,000, and (3) may not exceed the principal amount of Competitive Bid Loans for which offers are requested,

                                            (c) as applicable, the Competitive
                                    LIBOR Margin and Absolute

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                                    Rate offered for each such Competitive Bid
                                    Loan,

                                            (d) the minimum amount, if any, of
                                    the Competitive Bid Loan which may be
                                    accepted by the Borrower, and

                                            (e) the identity of the quoting
                                    Lender.

                                    (iii) The Administrative Agent shall reject
                           any competitive Bid Quote that:

                                            (a) is not substantially in the form
                                    of EXHIBIT I-3 hereto or does not specify afl of the information required by SECTION 2.23(c)(ii),

                                            (b) contains qualifying, conditional
                                    or similar language, other than any such language contained in EXHIBIT I-3 hereto,

                                            (c) proposes terms other than or in
                                    addition to those set forth in the
                                    applicable Invitation for Competitive Bid
                                    Quotes, or

                                            (d) arrives after the time set forth
                                    in SECTION 2.23(c)(i).

                  If any Competitive Bid Quote shall be rejected pursuant to this SECTION 2.23(c)(iii), then the Administrative Agent shall notify the relevant Lender of such rejection as soon as practical.

                           (d) NOTICE TO BORROWER. The Administrative Agent
                  shall promptly notify the Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with SECTION 2.23(c) and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Administrative Agent's notice to the Borrower shall specify the

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



                  aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Competitive LIBOR Margins or Absolute Rate, as the case may be, so offered.

                           (e) ACCEPTANCE AND NOTICE BY BORROWER. Not later than
                  (i) 6:00 p.m. (Chicago time) at least four Business Days prior to the proposed Borrowing Date in the case of a request for a Competitive LIBOR Margin or (ii) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of a request for an Absolute Rate (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Administrative Agent may agree), the Borrower shall notify the Administrative Agent of its acceptance or rejection of the offers so notified to it pursuant to SECTION 2.23(d), PROVIDED, HOWEVER, that the failure by the Borrower to give such notice to the Administrative Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice (a "COMPETITIVE BID BORROWING NOTICE") shall specify the aggregate principal amount of offers for each Interest Period that are accepted and the applicable interest rate. The Borrower may accept any Competitive Bid Quote in whole or in part (subject to the terms of SECTION 2.23(c)(iii)); PROVIDED that:

                                    (i) the aggregate principal amount of all
                           Competitive Bid Loans to be disbursed on a given Borrowing Date may not exceed the applicable amount set forth in the related Competitive Bid Quote Request,

                                    (ii) acceptance of offers may only be made
                           on the basis of ascending Competitive LIBOR Margins or Absolute Rates, as the case may be, and

                                    (iii) the Borrower may not accept any offer
                           that is described in SECTION 2.23(c)(iii) or that otherwise fails to comply with the requirements of this Agreement.

                           (f) ALLOCATION BY ADMINISTRATIVE AGENT. If offers are
                  made by two or more Lenders with the same Competitive LIBOR Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the

                  Administrative Agent among such Lenders as nearly as possible (in such multiples, not greater than $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers PROVIDED, however, that no Lender shall be allocated any Competitive Bid Loan which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Administrative Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Administrative Agent shall promptly, but in any event on the same Business Day, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the principal amounts of the Competitive Bid Loans allocated to each participating Lender.

                           (g) ADMINISTRATION FEE. The Borrower hereby agrees to
                  pay to the Administrative Agent an administration fee of $2,500 per each Competitive Bid Quote Request transmitted by the Borrower to the Administrative Agent pursuant to SECTION 2.23(a). Such administration fees, if not paid at the time of the applicable Competitive Bid Quote Request shall be payable monthly in arrears on the first Business Day of each month and on the Facility Termination Date (or such earlier date on which the Aggregate Commitment shall terminate or be cancelled).

                           2.24 Competitive Bid Loans Administered By Borrower.
                                ----------------------------------------------

                           (a) COMPETITIVE BID QUOTE REQUEST. When the Borrower
                  wishes to request offers to make Competitive Bid Loans under this SECTION 2.24, it shall transmit to the Lenders and Administrative Agent by telecopy an Invitation for Competitive Bid Quote substantially in the form of EXHIBIT J-1 hereto so as to be received no later than (i) 10:00 a.m. (Chicago time) at least five Business Days prior to the Borrowing Date proposed therein, in the case of a request for a Competitive LIBOR Margin or (ii) 9:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of a request for an Absolute Rate specifying:

                                    (i) the proposed, Borrowing Date for the
                           proposed Competitive Bid Loan,

                                    (ii) the requested aggregate principal
                           amount of such Competitive Bid Loan which shall be at least $5,000,000 and in an integral multiple of $1,000,000,

                                    (iii) whether the Competitive Bid Quotes
                           requested are to set forth a Competitive LIBOR Margin or an Absolute Rate, or both, and

                                    (iv) the LIBOR Interest Period, if a
                           Competitive LIBOR Margin is requested, or the Absolute Interest Period, if an Absolute Rate is requested.

                  The Borrower may request offers to make Competitive Bid Loans for more than one (but not more than five) Interest Periods in a single Competitive Bid Quote. No Invitation for Competitive Bid Quote shall be given within five Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Invitation for Competitive Bid Quote.

                           (b) Submission and Contents of Competitive Bid
                               ------------------------------------------
                               Quotes.
                               -------

                                    (i) Each Lender may, in its sole discretion,
                           submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this SECTION 2.24(b) and must be submitted to the Borrower by telex or telecopy at its offices not later than (a) 2:00 p.m. (Chicago time) at least four Business Days prior to the proposed Borrowing Date, in the case of a request for a Competitive LIBOR Margin or (b) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of a request for an Absolute Rate (or, in either case upon reasonable prior notice to the Lenders, such other time and rate as the Borrower and the Administrative Agent may agree). Subject to the Borrower's compliance with all other conditions to disbursement herein, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

                                    (ii) Each Competitive Bid Quote shall be in
                           substantially the form of EXHIBIT J-2 hereto and shall in any case specify:

                                            (a) the proposed Borrowing Date,
                                    which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes,

                                            (b) the principal amount of the
                                    Competitive Bid Loan for which each such offer is being made, which principal amount
                                    (1) may be greater than, less than or equal to the Commitment of the quoting Lender, (2) must be at least $5,000,000 and an integral multiple of $1,000,000, and (3) may not exceed the principal amount of Competitive Bid Loans for which offers are requested,

                                            (c) as applicable, the Competitive
                                    LIBOR Margin and Absolute Rate offered for each such Competitive Bid Loan,

                                            (d) the minimum amount, if any, of
                                    the Competitive Bid Loan which may be
                                    accepted by the Borrower, and

                                            (e) the identity of the quoting
                                    Lender.

                                    (iii) The Borrower shall reject any
                           Competitive Bid Quote that:

                                            (a) is not substantially in the form
                                    of EXHIBIT J-2 hereto or does not specify all of the information required by SECTION 2.24(b)(ii),

                                            (b) contains qualifying, conditional
                                    or similar language, other than any such language contained in EXHIBIT J-2 hereto,

                                            (c) proposes terms other than or in
                                    addition to those set forth in the
                                    applicable Invitation for Competitive Bid
                                    Quotes, or

                                            (d) arrives after the time set forth
                                    in SECTION 2.24(b)(i).

         If any Competitive Bid Quote shall be rejected pursuant to this SECTION 2.24(b)(iii), then the Borrower shall notify the relevant Lender of such rejection as soon as practical.

                           (c) ACCEPTANCE AND NOTICE BY BORROWER. Not later than
                  (i) 6:00 p.m. (Chicago time) at least four Business Days prior to the proposed Borrowing Date in the case of a request for a Competitive LIBOR Margin or (ii) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of a request for an Absolute Rate (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Administrative Agent may agree), the Borrower shall notify the Lenders and Administrative Agent of its acceptance or rejection of the offers submitted to it pursuant to SECTION 2.24(b); PROVIDED, HOWEVER, that the failure by the Borrower to give such notice to the Lenders and Administrative Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice to each Lender and the Administrative Agent shall specify the aggregate principal amount of offers for each Interest Period that are accepted and the applicable interest rate. The Borrower may accept any Competitive Bid Quote in whole or in part (subject to the terms of SECTION 2.24(b)(iii)); PROVIDED that:

                                    (i) the aggregate principal amount of all
                           Competitive Bid Loans to be disbursed on a given Borrowing Date may not exceed the applicable amount set forth in the related Invitation for Competitive Bid Quote,

                                    (ii) acceptance of offers may only be made
                           on the basis of ascending Competitive LIBOR Margins or Absolute Rates, as the case may be, and

                                    (iii) the Borrower may not accept any offer
                           that is described in SECTION 2.24(b)(iii) or that otherwise fails to comply with the requirements of this Agreement.

                           (d) ALLOCATION BY BORROWER. If offers are made by two
                  or more Lenders with the same Competitive LIBOR Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in such multiples, not greater than $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers PROVIDED, however, that no Lender shall be allocated any Competitive Bid Loan which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Borrower of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error.

                           2.25 APPLICATION OF MONEYS RECEIVED. All moneys
                  collected or received by the Administrative Agent on account of the Facility directly or indirectly, shall be applied in the following order of priority:

                                    (i) to the payment of all reasonable costs
                           incurred in the collection of such moneys of which the Administrative Agent shall have given notice to the Borrower;

                                    (ii) to the reimbursement of any yield
                           protection due to any of the Lenders in accordance with SECTION 3.1;

                                    (iii) to the payment of the Commitment Fee
                           to the Lenders, if then due, and to the payment of all fees to the Administrative Agent;

                                    (iv) to payment of the full amount of
                           interest and principal on the Swingline Loans;

                                    (v) first to interest until paid in full and
                           then to principal for all Lenders (other than Defaulting Lenders) (i) as allocated by the Borrower (unless an Event of Default exists) between Competitive Bid Loans and ratable Advances (the amount allocated to ratable Advances to be distributed in accordance with the Percentages of the Lenders) or (ii) if an Event of Default exists, in accordance with the respective Funded Percentages of the Lenders;

                                    (vi) any other sums due to the
                           Administrative Agent or any Lender under any of the Loan Documents; and

                                    (vii) to the payment of any sums due to each
                           Defaulting Lender as their respective Percentages appear (provided that Administrative Agent shall have the right to set-off against such sums any amounts due from such Defaulting Lender).

                           2.26. USURY. This Agreement and each Note and
                  Competitive Bid Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject any Lender (including the Swingline Lender) to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or the Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

         11. Section 3.4 of the Credit Agreement is hereby restated as follows:

                           If any payment of a ratable Fixed Rate Advance or a
                  Competitive Bid Loan occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a ratable Fixed Rate Advance or a Competitive Bid Loan is not made on the date specified by Borrower for any reason other than default by one or more of the Lenders, Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including without limitation any loss or cost in liquidating or employing deposits acquired to fund or maintain the ratable Fixed Rate Advance or Competitive Bid Loan, as the case may be. Without limitation of any losses arising from changes in the Fixed Rate adverse to the Lenders, in no event will the administrative cost payable by the Borrower as a result of such early payment or failure to make an advance exceed $250 per occurrence per Lender. Nothing in this Section 3.4 shall authorize the prepayment of a Competitive Bid Loan prior to the end of the applicable Interest Period.

         12. Section 4.2 of the Credit Agreement is amended by adding the phrase "(including Swingline Loans and Competitive Bid Loans)" after the word "Advance."

         13. Section 6.19 of the Credit Agreement is amended by deleting the references therein to $175,000,000 and inserting in lieu thereof $225,000,000.

         14. Section 6.21 (iii) of the Credit Agreement is modified to delete the reference to "2.0" and insert in lieu thereof "1.75."

         15. The Exhibits attached hereto as Exhibit H, Exhibit I-1, I-2, I-3, and Exhibit J-1 and J-2 are hereby incorporated into the Credit Agreement as such Exhibits.

         16. Borrower hereby represents and warrants to the Lenders that:

                           (a) The Borrower has the corporate power and
                  authority and legal right to execute and deliver this Amendment and each of the Notes to be executed and delivered pursuant hereto and to perform its obligations thereunder. The execution and delivery by the Borrower of this Amendment and the other documents executed pursuant to this Amendment and the other documents executed pursuant hereto in the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and such documents constitute the legal valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, in solvency or similar law effecting the enforcement of creditors rights generally;

                           (b) each of the representations and warranties set
                  forth in Article V of the Credit Agreement is true and correct in all material respects.

         17. As of the effective date of this Amendment, BHF-Bank Aktiengesesellschaft, New York Branch ("BHF") shall cease to be a Lender under the Credit Agreement and BHF's Commitment of $16,000,000 shall be allocated $9,000,000 to First Chicago, $4,000,000 to Fleet National Bank ("Fleet") and $3,000,000 to Comerica Bank ("Comerica"), resulting in the Commitments of the Lenders being as shown on the signature pages hereto as of the effective date of this Amendment. The Notes held by First Chicago, and Fleet and Comerica shall be amended and restated as of the effective date of this Amendment to reflect such increases, in the form as shown on Exhibit A-1 attached hereto. All accrued interest and fees due to BHF under the Credit Agreement for the period prior to the effective date hereof shall be paid to BHF by the Borrower when due.

         18. In consideration for their agreement to this Amendment, the Borrower shall pay on the date hereof to each of the Lenders an upfront fee equal to one-tenth of one percent (0.10%) of their respective Commitments on the effective date hereof.

         19. This Amendment may be executed in counterparts and shall be effective when each of the parties hereto have executed and delivered to the Administrative Agent or its counsel one of such counterparts.

         20. Except as expressly modified by this Amendment, the Credit Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Amendment as of the date first above written.


                                       DEVELOPERS DIVERSIFIED REALTY
                                       CORPORATION

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------


COMMITMENT:                            THE FIRST NATIONAL BANK OF CHICAGO,
                                       individually and as Administrative Agent

$35,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            THE FIRST NATIONAL BANK OF BOSTON

$23,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            BANK OF AMERICA ILLINOIS

$20,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            BHF-BANK AKTIENGESELLSCHAFT, NEW YORK
                                       BRANCH

Zero

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            DRESDNER BANK AG, NEW YORK BRANCH AND
                                       GRAND CAYMAN BRANCH

$16,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            FLEET NATIONAL BANK

$20,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            THE FIRST NATIONAL BANK OF BOSTON

$23,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            BANK OF AMERICA ILLINOIS

$20,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            BHF-BANK AKTIENGESELLSCHAFT, NEW YORK
                                       BRANCH

Zero

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            DRESDNER BANK AG, NEW YORK BRANCH AND
                                       GRAND CAYMAN BRANCH

$16,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            FLEET NATIONAL BANK

$20,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            THE FIRST NATIONAL BANK OF BOSTON

$23,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            BANK OF AMERICA ILLINOIS

$20,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            BHF-BANK AKTIENGESELLSCHAFT, NEW YORK
                                       BRANCH

Zero

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            DRESDNER BANK AG, NEW YORK BRANCH AND
                                       GRAND CAYMAN BRANCH

$16,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            FLEET NATIONAL BANK

$20,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            THE FIRST NATIONAL BANK OF BOSTON

$23,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            BANK OF AMERICA ILLINOIS

$20,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            BHF-BANK AKTIENGESELLSCHAFT, NEW YORK
                                       BRANCH

Zero

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            DRESDNER BANK AG, NEW YORK BRANCH AND
                                       GRAND CAYMAN BRANCH

$16,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            FLEET NATIONAL BANK

$20,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            THE FIRST NATIONAL BANK OF BOSTON

$23,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            BANK OF AMERICA ILLINOIS

$20,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            BHF-BANK AKTIENGESELLSCHAFT, NEW YORK
                                       BRANCH

Zero

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            DRESDNER BANK AG, NEW YORK BRANCH AND
                                       GRAND CAYMAN BRANCH

$16,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            FLEET NATIONAL BANK

$20,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            NIPPON CREDIT BANK, LTD.

$13,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            COMERICA BANK, a Michigan banking
                                       corporation

$13,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            SIGNET BANK

$10,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            NIPPON CREDIT BANK, LTD.

$13,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            COMERICA BANK, a Michigan banking
                                       corporation

$13,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            SIGNET BANK

$10,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            NIPPON CREDIT BANK, LTD.

$13,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            COMERICA BANK, a Michigan banking
                                       corporation

$13,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

COMMITMENT:                            SIGNET BANK

$10,000,000

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

                       CONSENT AND AMENDMENT TO GUARANTIES

         The undersigned, Developers Diversified Finance Corporation and Developers Diversified of Alabama, Inc., hereby consent to the foregoing amendment and agree that their respective Guaranties dated as of May 1, 1995 shall continue in full force and effect, and that such Guaranties shall be amended so that all references therein to the Notes shall include the Competitive Bid Notes as defined in the foregoing Amendment.

                                       DEVELOPERS DIVERSIFIED FINANCE
                                       CORPORATION

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

                                       DEVELOPERS DIVERSIFIED OF ALABAMA, INC.

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

                                   EXHIBIT A-1
                                   -----------

                                     FORM OF
                            AMENDED AND RESTATED NOTE
                            -------------------------

                            AMENDED AND RESTATED NOTE

$                                                                March 31, 1997
 ------------


         Developers Diversified Realty Corporation, a corporation organized under the laws of the State of Ohio (the "Borrower"), promises to pay to the order of ____________________________ (the "Lender") the lesser of the principal sum of ______________ Million Dollars or the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the "Agreement") hereinafter referred to, in immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement, dated as of May 1, 1995, as amended by a First Amendment to Credit Agreement dated as of June 18, 1996, and Second Amendment to Credit Agreement dated as of March 31, 1997, among the Borrower, The First National Bank of Chicago, individually and as an Arranger and the Agent, The First National Bank of Boston, individually and as an Arranger, and the other lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         This Note amends and restates in its entirety the Note dated June 18, 1996 in the maximum principal sum of $ ____________ executed by the Borrower in favor of the Lender.

         If there is a Default under the Agreement or any other Loan Document and Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Agent and the Lenders under such documents, Agent and the Lenders shall be entitled to receive reasonable attorneys fees and expenses incurred by Agent and the Lenders in connection with the exercise of such remedies.

         Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

                                        DEVELOPERS DIVERSIFIED REALTY
                                        CORPORATION, an Ohio corporation

                                        By:
                                           ------------------------------------
                                        Print Name:
                                                   ----------------------------
                                        Its:
                                            ------------------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
               NOTE OF DEVELOPERS DIVERSIFIED REALTY CORPORATION,
                              DATED MARCH 31, 1997

                                                       Maturity
               Principal           Maturity            Principal
               Amount of           of Interest         Amount          Unpaid
Date           Loan                Period              Paid            Balance
----           ----                ------              ----            -------

                                    EXHIBIT H
                                    ---------

                          FORM OF COMPETITIVE BID NOTE
                          ----------------------------

                                                                  March 31, 1997

         On or before the last day of each "Interest Period" applicable to a "Competitive Bid Loan", as defined in that certain Credit Agreement dated as of May 1, 1995, as amended (the "AGREEMENT") between DEVELOPERS DIVERSIFIED REALTY CORPORATION, a Ohio corporation ("BORROWER"), The First National Bank of Chicago, a national bank organized under the laws of the United States of America, individually and as Administrative Agent for the Lenders (as such terms are defined in the Agreement), Borrower promises to pay to the order of ____________ (the "Lender"), or its successors and assigns, the unpaid principal amount of such Competitive Bid Loan made by the Lender to the Borrower pursuant to SECTION 2.22 of the Agreement, in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay any remaining unpaid principal amount of such Competitive Bid Loans under this Competitive Bid Note ("NOTE") in full on or before the Facility Termination in accordance with the terms of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date, amount and due date of each Competitive Bid Loan and the date and amount of each principal payment hereunder.

         This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, INTER ALIA, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

         Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                         DEVELOPERS DIVERSIFIED REALTY
                                         CORPORATION, an Ohio corporation

                                         By:
                                            --------------------------------
                                         Print Name:
                                                    ------------------------
                                         Its:
                                             -------------------------------

                              PAYMENTS OF PRINCIPAL
                              ---------------------

                              Unpaid
                              Principal                          Notation
Date                          Balance                            Made by




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                                      -35-

                                   EXHIBIT I-1
                                   -----------

                      FORM OF COMPETITIVE BID QUOTE REQUEST
                      -------------------------------------
                                (Section 2.23(a))

To:      The First National Bank of Chicago,
         as administrative agent (the "Agent")

From:    Developers Diversified Realty Corporation (the "Borrower")

Re: Credit Agreement dated as of May 1, 1995, as amended among the Borrower, the lenders from time to time party thereto, The First National Bank of Chicago and The First National Bank of Boston, as Arrangers, and The First National Bank of Chicago, as Administrative Agent for the lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement")

         1. Capitalized terms used herein have the meanings assigned to them in the Agreement.

         2. We hereby give notice pursuant to SECTION 2.23(a) of the Agreement that we request Competitive Bid Quotes for the following proposed Competitive Bid Loan(s):

         Borrowing Date:_______________, 19__

                  Principal Amount(1)         Interest Period(2)

         3. Such Competitive Bid Quotes should offer [a Competitive LIBOR Margin] [an Absolute Rate].

--------

1 Amount must be at least $5,000,000 and an integral multiple of $1,000,000.

2 One, two, three or six months (Competitive LIBOR Margin) or up to 180 days (Absolute Rate), subject to the provisions of the definitions of LIBOR Interest Period and Absolute Interest Period.

         4. Upon acceptance by the undersigned of any or all of the Competitive Bid Loans offered by Lenders in response to this request, the undersigned shall be deemed to affirm as of the Borrowing Date thereof the representations and warranties made in ARTICLE V of the Agreement.

                                         DEVELOPERS DIVERSIFIED REALTY
                                         CORPORATION, an Ohio corporation

                                         By:
                                            --------------------------------
                                         Print Name:
                                                    ------------------------
                                         Its:
                                             -------------------------------

                                   EXHIBIT I-2
                                   -----------

                      INVITATION FOR COMPETITIVE BID QUOTES
                      -------------------------------------
                                (Section 2.23(b))

To:      Each of the Lenders party to
         the Agreement referred to below

From:    Invitation for Competitive Bid Quotes to
         Developers Diversified Realty Corporation (the "Borrower")

         Pursuant to SECTION 2.23(b) of the Credit Agreement dated as of May 1, 1995 as amended from time to time, among the Borrower, the lenders from time to time party thereto, The First National Bank of Chicago and The First National Bank of Boston, as Arrangers, and The First National Bank of Chicago, as Administrative Agent for the lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement"), we are pleased on behalf of the Borrower to invite you to submit Competitive Bid Quotes to the Borrower for the following proposed Competitive Bid Loan(s):

         Borrowing Date: _____________, 19__

               Principal Amount           Interest Period

         Such Competitive Bid Quotes should offer [a Competitive LIBOR Margin] [an Absolute Rate]. Your Competitive Bid Quote must comply with SECTION 2.23(c) of the Agreement and the foregoing. Capitalized terms used herein have the meanings assigned to them in the Agreement.

         Please respond to this invitation by no later than 9:00 a.m. (Chicago time) on _________________, 19___.


                                      THE FIRST NATIONAL BANK OF CHICAGO,
                                      as Administrative Agent

                                      By:
                                         ------------------------------
                                      Title:
                                            ---------------------------

                                   EXHIBIT 1-3
                                   -----------

                              COMPETITIVE BID QUOTE
                              ---------------------
                                (Section 2.23(c))

                                   ___________, 19__

To:      The First National Bank of Chicago,
         as Administrative Agent

Re: Competitive Bid Quote to Developers Diversified Realty Corporation (the "Borrower")

         In response to your invitation on behalf of the Borrower dated _____________, 19____, we hereby make the following Competitive Bid Quote pursuant to SECTION 2.23(c) of the Agreement hereinafter referred to and on the following terms:

1.       Quoting Lender:______________________________________________________

2.       Person to contact at Quoting Lender:_________________________________

3.       Borrowing Date: ____________________________________________________(1)

4. We hereby offer to make Competitive Bid Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

--------
1        As specified in the related Invitation For Competitive Bid Quotes.

================================================================================
                                [Competitive
  Principal     Interest            LIBOR            [Absolute       Minimum
   Amount(2)     Period(3)        Margin(4)]          Rate(5)]       Amount(6)
================================================================================



         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of May 1, 1995, among the Borrower, the lenders from time to time party thereto, The First National Bank of Chicago and The First National Bank of Boston as Arrangers, and The First National Bank of Chicago, as Administrative Agent for the lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement"), irrevocably obligates us to make the Competitive Bid Loan(s) for which any offer(s) are accepted, in whole or in part. Capitalized terms used herein and not otherwise defined herein shall have their meanings as defined in the Agreement.

                                            Very truly yours,

                                            [NAME OF LENDER]

                                            By:
                                               ------------------------------
                                            Title:
                                                  ---------------------------

--------

2 Principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $5,000,000 and integral multiples of $1,000,000.

3 One, two, three or six months or up to 180 days, as specified in the related Invitation For Competitive Bid Quotes.

4        Competitive LIBOR Margin for the applicable LIBOR Interest Period.
         Specify percentage (rounded to the nearest 1/100 of 1%) and specify whether "PLUS" or "MINUS".

5 Specify rate of interest per annum (rounded to the nearest 1/100 of 1%).

6        Specify minimum amount, if any, which the Borrower may accept (see
         SECTION 2.23(c)(ii)(d)).

                                   EXHIBIT J-1
                                   -----------

                      INVITATION FOR COMPETITIVE BID QUOTES
                      -------------------------------------
                                (Section 2.24(a))

To:      Each of the Lenders party to
         the Agreement referred to below

From:    Invitation for Competitive Bid Quotes to
         Developers Diversified Realty Corporation (the "Borrower")

         Pursuant to SECTION 2.24(a) of the Credit Agreement dated as of May 1, 1995 as amended from time to time, among the Borrower, the lenders from time to time party thereto, The First National Bank of Chicago and The First National Bank of Boston, as Arrangers, and The First National Bank of Chicago, as Administrative Agent for the lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement"), we are pleased to invite you to submit Competitive Bid Quotes to the Borrower for the following proposed Competitive Bid Loan(s):

         Borrowing Date: ________________, 19__

                  Principal Amount(7)         Interest Period(8)

         Such Competitive Bid Quotes should offer [a Competitive LIBOR Margin] [an Absolute Rate]. Your Competitive Bid Quote must comply with SECTION 2.24(a) of the Agreement and the foregoing. Capitalized terms used herein have the meanings assigned to them in the Agreement.

         Please respond to this invitation by no later than 9:00 a.m. (Chicago time) on __________________, 19___.

         Upon acceptance by the undersigned of any or all of the Competitive Bid Loans offered by Lenders in response to this request, the undersigned shall be deemed to affirm as

--------

7 Amount must be at least $5,000,000 and an integral multiple of $1,000,000.

8 One, two, three or six months (Competitive LIBOR Margin) or up to 180 days (Absolute Rate), subject to the provisions of the definitions of LIBOR Interest Period and Absolute Interest Period.

of the Borrowing Date thereof the representations and warranties made in ARTICLE V of the Agreement.

                                       DEVELOPERS DIVERSIFIED REALTY
                                       CORPORATION, an Ohio corporation

                                       By:
                                          ------------------------------
                                       Print Name:
                                                  ----------------------
                                       Its:
                                           -----------------------------

                                   EXHIBIT J-2
                                   -----------

                              COMPETITIVE BID QUOTE
                              ---------------------
                                (Section 2.24(b))

                               ____________, 19__

To:      Developers Diversified Realty Corporation

Re:      Competitive Bid Quote

         In response to your invitation dated , 19 , we hereby make the following Competitive Bid Quote pursuant to SECTION 2.24(b) of the Agreement hereinafter referred to and on the following terms:

1.       Quoting Lender: ______________________________________________________

2.       Person to contact at Quoting Lender: _________________________________

3.       Borrowing Date: ____________________________________________________(1)

4. We hereby offer to make Competitive Bid Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


--------
1        As specified in the related Invitation For Competitive Bid Quotes.

================================================================================
                                 [Competitive
   Principal      Interest           LIBOR           [Absolute       Minimum
    Amount(2)      Period(3)       Margin(4)]         Rate(5)]       Amount(6)
================================================================================



         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of May 1, 1995, among the Borrower, the lenders from time to time party thereto, The First National Bank of Chicago and The First National Bank of Boston as Arrangers, and The First National Bank of Chicago, as Administrative Agent for the lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement"), irrevocably obligates us to make the Competitive Bid Loan(s) for which any offer(s) are accepted, in whole or in part. Capitalized terms used herein and not otherwise defined herein shall have their meanings as defined in the Agreement.

                                            Very truly yours,

                                            [NAME OF LENDER]

                                            By:
                                               --------------------------
                                            Title:
                                                  -----------------------


--------

2 Principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $5,000,000 and integral multiples of $1,000,000.

3 One, two, three or six months or up to 180 days, as specified in the related Invitation For Competitive Bid Quotes.

4        Competitive LIBOR Margin for the applicable LIBOR Interest Period.
         Specify percentage (rounded to the nearest 1/100 of 1%) and specify whether "PLUS" or "MINUS".

5 Specify rate of interest per annum (rounded to the nearest 1/100 of 1%).

6        Specify minimum amount, if any, which the Borrower may accept (see
         SECTION 2.24(b)(ii)(d)).